July 1, 2004

                           SHEPHERD STREET EQUITY FUND
                  (A SERIES OF THE SHEPHERD STREET FUNDS, INC.)

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2004


The following replaces the section "How to Sell (Redeem) Your Shares--Redemption Fee" on page 12 of the Prospectus:

REDEMPTION FEE

A redemption fee of 0.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within six months of the date of purchase. The redemption fee is paid to the Fund to offset transaction costs and other expenses associated with short-term trading activity and to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fee will also not be assessed on the redemption of shares held through certain financial intermediaries that have informed the Fund that they are not capable of accounting for redemption fees. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.